Exhibit 10.32

MASIMO CORPORATION

2004 INCENTIVE STOCK OPTION,

NONQUALIFIED STOCK OPTION

AND RESTRICTED STOCK PURCHASE PLAN

This 2004 INCENTIVE STOCK OPTION, NONQUALIFIED STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN (the “Plan”) is hereby established by Masimo Corporation, a California corporation (the “Company”), and adopted by its Board of Directors as of April 29, 2004 (the “Effective Date”).

1. PURPOSES OF THE PLAN

1.1 PURPOSES. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers and directors (including non-employee directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

2. DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1 ADMINISTRATOR. “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2 AFFILIATED COMPANY. “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3 BOARD. “Board” means the Board of Directors of the Company.

2.4 CHANGE IN CONTROL. “Change in Control” shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger.

2.5 CODE. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 COMMITTEE. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

2.7 COMMON STOCK. “Common Stock” means the Common Stock, no par value, of the Company, subject to adjustment pursuant to Section 4.2 hereof.

2.8 DISABILITY. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.9 EFFECTIVE DATE. “Effective Date” means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

2.10 EXERCISE PRICE. “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

2.11 FAIR MARKET VALUE. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day on which a closing sale price is quoted.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.12 INCENTIVE OPTION. “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

2.13 INCENTIVE OPTION AGREEMENT. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.14 NASD DEALER. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.15 NONQUALIFIED OPTION. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.16 NONQUALIFIED OPTION AGREEMENT. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.17 OFFEREE. “Offeree” means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

2.18 OPTION. “Option” means any option to purchase Common Stock granted pursuant to the Plan.

2.19 OPTION AGREEMENT. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.20 OPTIONEE. “Optionee” means a Participant who holds an Option.

2.21 PARTICIPANT. “Participant” means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

2.22 PURCHASE PRICE. “Purchase Price” means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

2.23 RESTRICTED STOCK. “Restricted Stock” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

2.24 RIGHT TO PURCHASE. “Right to Purchase” means a right to purchase Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

2.25 SERVICE PROVIDER. “Service Provider” means a consultant or other person or entity who provides services to, or has an important business relationship with, the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

2.26 STOCK PURCHASE AGREEMENT. “Stock Purchase Agreement” means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

2.27 10% STOCKHOLDER. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

3. ELIGIBILITY

3.1 INCENTIVE OPTIONS. Officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 NONQUALIFIED OPTIONS AND RIGHTS TO PURCHASE. Officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

3.3 LIMITATION ON SHARES. In no event shall any Participant be granted Rights to Purchase or Options in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 500,000 shares.

4. PLAN SHARES

4.1 SHARES SUBJECT TO THE PLAN. The total number of shares of Common Stock of the Company which may be issued under the Plan at any given time shall not exceed a maximum of in the aggregate, the sum of (i) one million (1,000,000) shares of Common Stock, plus (ii) the number of shares of Common Stock that are available for grant under the 1989 and 1996 Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plans of the Company, or that from time to time become available due to the termination of any option granted by the Company under such plans; resulting, therefore, in a maximum of four million five hundred and forty-three thousand two hundred thirty-eight (4,543,238) shares of Common Stock under any circumstances, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan. For as long as required by California Administrative Regulation Section 260.140.45, at no time shall the total number of shares issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of such section, based on the shares of the Company which are outstanding at the time the calculation is made.

4.2 CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

5. OPTIONS

5.1 OPTION AGREEMENT. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

5.2 EXERCISE PRICE. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 85% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

5.3 PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

5.4 TERM AND TERMINATION OF OPTIONS. The term and termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5 VESTING AND EXERCISE OF OPTIONS. Each Option shall vest and be exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator; provided, however, that such Option shall become exercisable with respect to at least twenty percent (20%) of the shares subject to such Option each year over a five-year period.

5.6 ANNUAL LIMIT ON INCENTIVE OPTIONS. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

5.7 RESTRICTIONS. No Option shall be assignable or transferable by the Optionee or Optionee’s successors except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee. In the event of termination of a Participant’s employment, service as a director of the Company or as a Service Provider for any reason whatsoever (including death or disability) the Participant may exercise his or her Option, but only within such period of time as determined by the Administrator; provided, however, that in no event shall such period expire either (a) earlier than thirty (30) days following such termination in the case of a termination for other than death or disability, (b) earlier than six (6) months following the date of such termination in the case of a termination due to death or disability, or (c) later than the expiration of the term of such Option as set forth in the Option Agreement and, in any event, only to the extent that the Optionee was entitled to exercise such Option at the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. The Stock Option Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable within ninety (90) days following the Participant’s termination of employment or service with the Company, at the discretion of the Administrator, to repurchase at the Fair Market Value, any shares which have been issued to such Participant as a result of the exercise of the Option; provided, however, such right to repurchase shall terminate at such time as the Company’s Common Stock becomes publicly traded.

5.8 RIGHTS AS STOCKHOLDER. An Optionee or permitted transferee of an Option shall have no rights or privileges as a Stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

6. RIGHTS TO PURCHASE

6.1 NATURE OF RIGHT TO PURCHASE. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

6.2 ACCEPTANCE OF RIGHT TO PURCHASE. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

6.3 PURCHASE PRICE; PAYMENT OF PURCHASE PRICE. The Purchase Price per share of Restricted Stock covered by each Right to Purchase shall be determined by the Administrator, subject to the following: (a) the Purchase Price shall be not less than 85% of Fair Market Value on the date the Right to Purchase is granted; and (b) if the person to whom the Right to Purchase is a 10% Stockholder on the date of grant, the Purchase Price shall not be less than 100% of Fair Market Value on the date the Right to Purchase is granted. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree’s promissory note in a form and on terms, including security arrangements, acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

6.4 RIGHTS AS A STOCKHOLDER. Upon complying with the provisions of Section 6.2 hereof, an Offeree shall have the rights of a Stockholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Stock Purchase Agreement.

6.5 RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by Participant or Participant’s successors except as specifically provided in the Stock Purchase Agreement or by the Administrator. In the event of termination of a Participant’s employment, service as a director of the Company or as a Service Provider for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right exercisable within ninety (90) days following such termination, at the discretion of the Administrator, to repurchase at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement; provided, however, that the right to repurchase shall terminate at such time as the Company’s Common Stock becomes publicly traded. Unvested shares of Restricted Stock may be repurchased by the Company at the original Purchase Price.

6.6 VESTING OF RESTRICTED STOCK. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest; provided, however, that the Stock Purchase Agreement shall become exercisable with respect to at least twenty percent (20%) of the Restricted Stock each year over a five-year period.

6.7 DIVIDENDS. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

6.8 NONASSIGNABILITY OF RIGHTS. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.

7. ADMINISTRATION OF THE PLAN

7.1 ADMINISTRATOR. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the “Committee”). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

7.2 POWERS OF THE ADMINISTRATOR. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Option or Right to Purchase under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

7.3 LIMITATION ON LIABILITY. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

8. CHANGE IN CONTROL

8.1 CHANGE IN CONTROL. In the event of a Change in Control of the Company, the Administrator in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase of each Option or Right to Purchase for an amount of cash or other property that could have been received upon the exercise of the Option or Right to Purchase had the Option been currently exercisable, (B) adjust the terms of the Options and Rights to Purchase in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided, (D) to provide for the automatic acceleration (in whole or in part) of the vesting schedule of one or more outstanding Options or Rights to Purchase (the portion of any Incentive Option accelerated in connection with a Change of Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation is not exceeded; to the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonqualified Option under the federal tax laws) or (E) make such other provision as the Administrator may consider equitable. Unless assumed by another entity through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase thereunder, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control.

9. AMENDMENT AND TERMINATION OF THE PLAN

9.1 AMENDMENTS. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Stock Purchase Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionee more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption, or to comply with provisions under applicable securities laws, including without limitation, Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

9.2 PLAN TERMINATION. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

9.3 STOCKHOLDER APPROVAL. The Company shall submit this Plan for approval by its Stockholders within 12 months after the Effective Date. Any Option exercised or any issuance of Restricted Stock before Stockholder approval is obtained must be rescinded if Stockholder approval is not obtained within 12 months after the Effective Date. No shares of Common Stock issued upon such exercise shall be counted in determining whether such Stockholder approval is obtained.

10. TAX WITHHOLDING

10.1 WITHHOLDING. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

11. MISCELLANEOUS

11.1 BENEFITS NOT ALIENABLE. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

11.2 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

11.3 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

11.4 INFORMATION TO PARTICIPANTS. The Company shall furnish to all Participants copies of the Company’s financial statements annually.

AMENDMENT TO

MASIMO CORPORATION

2004 INCENTIVE STOCK OPTION, NONQUALIFIED STOCK OPTION AND

RESTRICTED STOCK PURCHASE PLAN

This Amendment to the 2004 Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan (the “2004 Plan”) of MASIMO CORPORATION, a Delaware corporation (the “Company”), is hereby adopted by the Board of Directors of the Company effective February 1, 2006. The 2004 Plan is hereby amended as follows:

1. Section 4.1 of the 2004 Plan is amended and restated in its entirety as follows:

4.1 SHARES SUBJECT TO THE PLAN. A total of 5,043,238 shares of Common Stock may be issued under the Plan, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

2. Except otherwise herein stated, all other terms and conditions of the 2004 Plan will remain in full force and effect.

ATTEST:	/s/ Brad Langdale
Secretary

INCENTIVE COMMON STOCK OPTION AGREEMENT

THIS INCENTIVE COMMON STOCK OPTION AGREEMENT (the “Agreement”), made as of this      day of                     ,          between MASIMO CORPORATION, a Delaware corporation (hereinafter referred to as the “Company”), and «Name», an employee of the Company, its parent or one or more of its subsidiaries (the “Optionee”), is made with reference to the following fact:

R E C I T A L S:

A. Optionee is presently «Position», and in such position is a valued and key employee of the Company.

B. The Company desires, by affording the Optionee an opportunity to purchase shares of Common Stock of the Company (hereinafter called “Shares”), as hereinafter provided, to carry out the purpose of the “2004 Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan” (the “Plan”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

1. Grant of Option.

The Company hereby grants to the Optionee the right and option (hereinafter called the “Option”) to purchase all or any part of an aggregate of «Shares_to_be_Granted» Shares (such number being subject to adjustment as provided in Paragraph 7 hereof) on the terms and conditions herein set forth. The Option granted herein is an “incentive option” within the meaning of the Plan and Section 422A of the Internal Revenue Code of 1986, as amended.

2. Purchase Price.

The purchase price of the Shares covered by the Option shall be $              per share, representing one hundred percent (100%) of the fair market value of the shares as determined pursuant to Section 5 of the Plan as of the date hereof.

3. Term of Option.

The term of the Option shall commence on the date hereof and all rights to purchase shares hereunder shall cease at 11:59 p.m. on the day before                     ,         , [Note: no more than 10 years] subject to earlier termination as provided herein. Except as may otherwise be provided in this Agreement, options granted hereunder may be exercised as follows:

On or After	This Option shall be Exercisable as to:
«Vesting» , 2005	«Share5» shares

«Vesting» , 2006; an additional	«Share5» shares

«Vesting» , 2007; an additional	«Share5» shares

«Vesting» , 2008; an additional	«Share5» shares

«Vesting» , 2009; an additional	«Share5» shares

The purchase price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise (i) in cash, check or by bank draft; (ii) by a “same day sale” commitment from the Optionee as permitted by Section 5.3 of the Plan, (iii) subject to any legal restrictions on the acquisition or purchase of such shares by the Company and with the prior written consent and approval of the Company, by the delivery of shares of Common Stock of the Company that have been held by the Optionee for at least six (6) months, which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined in accordance with Section 5 of the Plan, or (iv) subject to any legal or contractual restrictions on the making of such loan by the Company and with the prior written consent and approval of the Company, by the issuance of a Promissory Note in a form acceptable to the Administrator. Except as provided in Paragraph 5 hereof, the Option may not be exercised at any time unless the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, an employee of the Company, its parent, if any, or of one or more of its subsidiaries or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies (collectively the “Affiliates”). The holder of the Option shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to Optionee.

4. Nontransferability.

The Option shall not be transferable by the Optionee or Optionee’s successors otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (by the Optionee or Optionee’s successors), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

5. Termination of Employment.

In the event that the Optionee shall cease to be employed by the Company, or a parent or subsidiary of the Company, or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies, for any reason whatsoever, other than by reason of death or disability, this Option shall terminate immediately; provided, however, that the Optionee shall have the right to exercise this Option at any time within forty-five (45) days after such cessation, but in no event later than the date of expiration of the option period, but the number of Shares purchasable upon such exercise of the Option shall not in any case exceed the number which would have been purchasable if the Optionee had exercised the Option on the date of such cessation. If the Optionee shall become disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and shall not have fully exercised his options granted pursuant to the Plan, all of such options, whether or not otherwise exercisable, may be exercised at any time within one (1) year after the Optionee’s cessation of employment as a result of such disability but in any event no later than the date of expiration of the option period, by the Optionee. If the Optionee shall die while an employee of the Company, or a parent or subsidiary of the Company, Optionee’s estate, personal representative or beneficiary shall have the right to exercise all of the shares subject to this Option, whether or not they would otherwise have been purchasable if the Optionee’s death had not occurred, at any time within one (1) year from the date of Optionee’s death, but in no event later than the date of expiration of the option period.

6. Other Expirations.

In addition to any other event causing an expiration or termination of this Option, this Option shall expire and all rights to purchase Shares shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of a Change in Control. Notwithstanding the definition of “Change in Control” in the Plan, for purposes of this Agreement the Administrator deems a “Change in Control” shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than eighty percent (80%) of the combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in aggregate, securities possessing more than twenty percent (20%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than eighty percent (80%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger.

Notwithstanding the provisions of Section 8 of the Plan, in the event of a Change of Control of the Company in which the outstanding and unvested Options are not replaced with substitute options or are not assumed by an employer entity or a parent or subsidiary of such entity pursuant to the following sentence, then the time period related to vesting, or the exercise or realization of outstanding and unvested Options, shall automatically accelerate prior to the consummation of such Change of Control such that fifty percent (50%) of all outstanding and unvested Options shall be vested immediately prior to the consummation of the Change of Control. If the Change of Control shall not occur, then such acceleration of unvested Options shall not be effective.

The Company may, in its discretion, upon any such Change of Control, cause a new option to be substituted for this Option or cause this Option to be assumed by an employer entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares theretofore covered by such option; provided that,

(a) the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares shall equal the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares; and

(b) the new option or the assumption of the existing option shall not give the Optionee additional benefits which he did not have under the old option or prior to such assumption except for the acceleration provided for in (d) below, with any remaining unvested options to be vested on an equal and pro rata basis, with vesting to occur on the remaining vesting dates listed in the table set forth in Section 3 above, without regard to the fact that the period from the Change in Control to the next vesting date may be less than the periods between other vesting dates;

(c) an appropriate adjustment of the original option price shall be made among original shares subject to the option and any additional shares or shares issued in substitution, replacement or modification thereof; and

(d) if the Optionee’s employment with the Company or an employer entity or a parent or subsidiary of such entity is terminated for any reason other than for Cause (as defined below) after such Change of Control, or if the Optionee resigns following a Material Negative Change in Job Position (as defined below), in each case, before the time period for vesting of the new or assumed options has expired, the time period related to vesting, or the exercise or realization of outstanding and unvested new or assumed options, shall automatically accelerate such that fifty percent (50%) of all outstanding and unvested new or assumed options shall be vested, notwithstanding anything to the contrary in Section 5 above.

If no provision is made for the continuance of the option plan and the assumption of this Option, or the substitution for this Option of new options as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction prior to the anticipated effective date thereof.

For purposes of this Agreement, “Cause” is defined as (i) the Optionee’s conviction of a felony, (ii) an act by the Optionee of material dishonesty or fraud against the Company or its shareholders, or (iii) the Optionee’s willful breach of any duty owed by him to the Company or the employer entity, as applicable.

For purposes of this Agreement, “Material Negative Change in Job Position” shall consist of any reduction in the Optionee’s base compensation or a substantial diminution in Optionee’s duties and responsibilities. In order to be entitled to the benefits of this Section 6, the Optionee must notify the Company or employer entity, as applicable, of the Optionee’s resignation due to a Material Negative Change in Job Position and such change must not have been reversed within ten (10) days following the Company’s receipt of the Optionee’s notice.

7. Adjustments.

The number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), and the minimum number of shares as to which this Option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock in the Company, without receipt of consideration by the Company, which result from a split-up or consolidation of shares, payment of a share dividend, a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of this Option, the Optionee shall receive the number and class of shares Optionee would have received had Optionee been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock in the Company. Subject to any required action by its shareholders, if the Company shall be a surviving entity in any reorganization, merger or consolidation, this Option shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of Common Stock in the Company subject to this Option would have been entitled. Adjustments under this paragraph shall be made by the Board of Directors whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.

8. Method of Exercising Option.

Subject to the terms and conditions of this Option Agreement, this Option may be exercised by written notice to the Company, at its principal office in the State of California, which presently is located at 40 Parker, Irvine, California, 92618. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment in cash, certified check, bank draft, or, subject to the limitations and with the prior approval required under Section 3 above, by certificates for shares of the Common Stock of the Company equal to at the time of exercise, in the aggregate, the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing the shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable. The holder of this Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to Optionee. The Optionee hereby certifies that all shares of Common Stock in the Company purchased or to be purchased by Optionee pursuant to the exercise of this Option are being or are to be acquired by Optionee for investment and not with a view to the distribution thereof. In addition, the person exercising the Option shall execute and deliver to the Company with the notice provided for above an investment letter in the form attached hereto as Exhibit A.

9. Repurchase Option.

In the event this Option is terminated pursuant to Section 5 above (the “Termination”), any shares acquired or which may thereafter be acquired pursuant to the exercise of this Option (the “Purchased Shares”) (whether held by Optionee or one or more of Optionee’s transferees) will be subject to repurchase by the Company (or its nominee(s)) pursuant to the terms and conditions set forth in this Section 9 (the “Repurchase Option”).

The purchase price for each Purchased Share will be the “Fair Market Value” (as defined in the Plan) for such share as determined on the date of Termination (the “Repurchase Price”).

The Company’s board of directors (the “Board”) (or its nominee(s)) may elect to purchase all or any portion of the Purchased Shares by delivering written notice (the “Repurchase Notice”) to the holder or holders of the Purchased Shares within ninety (90) days after the Termination (the “Repurchase Period”). The Repurchase Notice will set forth the number of Purchased Shares to be acquired from Optionee, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

The closing of the purchase of the Purchased Shares pursuant to the Repurchase Option shall take place on the date designated by the Company (or its nominee(s)) in the Repurchase Notice, which date shall not be more than one (1) month nor less than five (5) days after the delivery of such notice but in no event after the end of the Repurchase Period (the “Repurchase Date”). The Company will pay for the Purchased Shares to be purchased pursuant to the Repurchase Option in one lump sum payment by delivery of a check or wire transfer on the Repurchase Date in an amount equal to the Repurchase Price. The Company (or its nominee(s)) will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers’ signatures be guaranteed.

The rights provided the Company and its nominee(s) under this Section 9 shall terminate at such time as the Company’s Common Stock becomes publicly traded.

10. No Agreement to Employ.

Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain Optionee for any specific period of time.

11. General.

The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

12. Information to Optionee.

The Company shall provide Optionee with a copy of the Company’s financial statements annually so long as Optionee continues to hold the Option or the Common Stock issued thereunder.

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.

“Company”	MASIMO CORPORATION, a Delaware
corporation

By:
Joe E. Kiani, CEO

“Optionee”
«Name»

EXHIBIT A

TO INCENTIVE OPTION AGREEMENT

Masimo Corporation

______________

______________

Gentlemen:

1. (a) In connection with the acquisition of «Shares_to_be_Granted» shares of the common stock of MASIMO CORPORATION, a Delaware corporation (the “Company”), by the undersigned, the undersigned represents that the shares which the undersigned is acquiring are being acquired for investment and not with a view to the sale or distribution of any part thereof, and that the undersigned has no present intent of selling or otherwise distributing the same.

You have advised the undersigned that the shares have not been registered under the Securities Act of 1933, as amended (the “Act”), as the offering of the shares is to be effected pursuant to an exemption from the registration provisions of such Act, and, in this connection, you are relying in part on the representations of the undersigned set forth herein.

Without in any way limiting the representations set forth above, the undersigned further agrees in no event to make any dispositions of all or any part of said shares unless and until (i) the undersigned shall have notified you of the proposed disposition; (ii) the undersigned shall have furnished you with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (iii) such opinion of counsel shall have been concurred in by the Company’s counsel and the Company shall have advised you of such concurrence.

(b) The undersigned acknowledges receipt of all information as the undersigned deems necessary and appropriate to enable the undersigned to evaluate the financial risk inherent in acquiring said shares and acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company’s financial status, in response to all inquiries in respect thereof.

2. The undersigned understands and agrees that the certificate evidencing said shares will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

3. (a) The undersigned recognizes that said shares are unregistered and must by held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available, and further recognizes that you are under no obligation to register said shares or to comply with any exemption from such registration.

(b) The undersigned understands that Rule 144 under the Act does not presently apply and may never apply to the Company’s securities because the Company does not now, and may never, file reports required by the Securities Exchange Act of 1934, as amended (“Exchange Act”), and has not made, and may never make, publicly available the information required by Rule 15c2-11 of the Exchange Act. Furthermore, if Rule 144 were available, the undersigned understands that sales of securities made in reliance thereof could be made only in certain limited amounts, after certain holding periods and only when there was available specified current public information, all in accordance with the terms and conditions of said Rule. The undersigned understands that, in the case of securities to which said Rule is not applicable; compliance with some other exemption under the Act will be required.

Dated:	By:
«Name»

NQSO-«NQSOs»

NONQUALIFIED COMMON STOCK OPTION AGREEMENT

THIS NONQUALIFIED COMMON STOCK OPTION AGREEMENT (the “Agreement”), made this      day of                     ,         , between MASIMO CORPORATION, a Delaware corporation (hereinafter referred to as the “Company”), and «Name», «Position» for the Company (hereinafter referred to as the “Optionee”), is made with reference to the following fact:

R E C I T A L

The Company desires, by affording the Optionee an opportunity to purchase shares of Common Stock in the Company (hereinafter called “Shares”), as hereinafter provided, to carry out the purpose of the “2004 Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan” (the “Plan”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

1. Grant of Option.

The Company hereby irrevocably grants to the Optionee the right and option (hereinafter called the “Option”) to purchase all or any part of an aggregate of «Shares_to_be_Granted» Shares (such number being subject to adjustment as provided in Paragraph 7 hereof) on the terms and conditions herein set forth. The Option granted herein is a “nonqualified option” within the meaning of the Plan.

2. Purchase Price.

The purchase price of the Shares covered by the Option shall be $             per share, representing one hundred percent (100%) of the fair market value of the shares as determined pursuant to Section 5 of the Plan as of the date hereof.

3. Term of Option.

The term of the Option shall commence on the date hereof and all rights to purchase shares hereunder shall cease at 11:59 p.m. on the day before                     ,         , [Note: no more than 10 years] subject to earlier termination as provided herein. Except as may otherwise be provided in this Agreement, options granted hereunder may be exercised as follows:

On or After	This Option shall be Exercisable as to:
«Vesting» , 2005	«Share5» shares

«Vesting» , 2006; an additional	«Share5» shares

«Vesting» , 2007; an additional	«Share5» shares

«Vesting» , 2008; an additional	«Share5» shares

«Vesting» , 2009; an additional	«Share5» shares

The purchase price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise (i) in cash, check or by bank draft; (ii) by a “same day sale” commitment from the Optionee as permitted by Section 5.3 of the Plan, (iii) subject to any legal restrictions on the acquisition or purchase of such shares by the Company and with the prior written consent and approval of the Company, by the delivery of shares of Common Stock of the Company that have been held by the Optionee for at least six (6) months, which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined in accordance with Section 5 of the Plan, or (iv) subject to any legal or contractual restrictions on the making of such loan by the Company and with the prior written consent and approval of the Company, by the issuance of a Promissory Note in a form acceptable to the Administrator. Except as provided in Paragraph 5 hereof, the Option may not be exercised at any time unless (i) if the Optionee is an employee of the Company, the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, an employee of the Company, its parent, if any, or of one or more of its subsidiaries or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies (collectively the “Affiliates”); or (ii) if the Optionee is a director of the Company, the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, a director of the Company, or its Affiliates. The holder of the Option shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to Optionee.

4. Nontransferability.

The Option shall not be transferable by the Optionee or Optionee’s successor otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (by the Optionee or Optionee’s successor), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

5. Termination of Employment or Status as a Director or Advisor.

In the event that the Optionee is an employee or consultant of the Company and the Optionee shall cease to be employed by or consult with the Company, or its Affiliates, or in the event the Optionee is a director or advisor of the Company and ceases to be a director or advisor of the Company or its Affiliates, for any reason whatsoever, other than by reason of death or disability, this Option shall terminate immediately; provided, however, that the Optionee shall have the right to exercise this Option at any time within forty-five (45) days after such cessation of employment or consultancy or status as a director or advisor, but in no event later than the date of expiration of the option period, but the number of Shares purchasable upon such exercise of the Option shall not in any case exceed the number which would have been purchasable if the Optionee had exercised the Option on the date of such cessation. If the Optionee shall become disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and shall not have fully exercised his options granted pursuant to the Plan, all of such options, whether or not otherwise exercisable, may be exercised at any time within one (1) year after the Optionee’s cessation of employment or status as a death, but in no event later than the date of expiration of the option period.

6. Other Expirations.

In addition to any other event causing an expiration or termination of this Option, this Option shall expire and all rights to purchase Shares shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of a Change in Control. Notwithstanding the definition of “Change in Control” in the Plan, for purposes of this Agreement the Administrator deems a “Change in Control” shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than eighty percent (80%) of the combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in aggregate, securities possessing twenty percent (20%) or more of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than eighty percent (80%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger.

Notwithstanding the provisions of Section 8 of the Plan, in the event of a Change of Control of the Company in which the outstanding and unvested Options are not replaced with substitute options or are not assumed by an employer entity or a parent or subsidiary of such entity pursuant to the following sentence, then the time period related to vesting, or the exercise or realization of outstanding and unvested Options, shall automatically accelerate prior to the consummation of such Change of Control such that fifty percent (50%) of all outstanding and unvested Options shall be vested immediately prior to the consummation of the Change of Control. If the Change of Control shall not occur, then such acceleration of unvested Options shall not be effective.

The Company may, in its discretion, upon any such Change of Control, cause a new option to be substituted for this Option or cause this Option to be assumed by an employer entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares theretofore covered by such option; provided that,

(a) the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares shall equal the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares;

(b) the new option or the assumption of the existing option shall not give the Optionee additional benefits which he did not have under the old option or prior to such assumption except for the acceleration provided for in (d) below, with any remaining unvested options to be vested on an equal and pro rata basis, with vesting to occur on the remaining vesting dates listed in the table set forth in Section 3 above, without regard to the fact that the period from the Change in Control to the next vesting date may be less than the periods between other vesting dates;

(c) an appropriate adjustment of the original option price shall be made among original shares subject to the option and any additional shares or shares issued in substitution, replacement or modification thereof; and

(d) if the Optionee’s employment with the Company or an employer entity or a parent or subsidiary of such entity is terminated for any reason other than for Cause (as defined below) after such Change of Control, or if the Optionee resigns following a Material Negative Change in Job Position (as defined below), in each case, before the time period for vesting of the new or assumed options has expired, the time period related to vesting, or the exercise or realization of outstanding and unvested new or assumed options, shall automatically accelerate such that fifty percent (50%) of all outstanding and unvested new or assumed options shall be vested, notwithstanding anything to the contrary in Section 5 above.

If no provision is made for the continuance of the option plan and the assumption of this Option, or the substitution for this Option of new options as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction prior to the anticipated effective date thereof.

For purposes of this Agreement, “Cause” is defined as (i) the Optionee’s conviction of a felony, (ii) an act by the Optionee of material dishonesty or fraud against the Company or its shareholders, or (iii) the Optionee’s willful breach of any duty owed by him to the Company or the employer entity, as applicable.

For purposes of this Agreement, “Material Negative Change in Job Position” shall consist of any reduction in the Optionee’s compensation or a substantial diminution in Optionee’s duties and responsibilities. In order to be entitled to the benefits of this Section 6, the Optionee must notify the Company or employer entity, as applicable, of the Optionee’s resignation due to a Material Negative Change in Job Position and such change must not have been reversed within ten (10) days following the Company’s receipt of the Optionee’s notice.

7. Adjustments.

The number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), and the minimum number of shares as to which this Option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock in the Company, without receipt of consideration by the Company, which result from a split-up or consolidation of shares, payment of a share dividend, a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of this Option, the Optionee shall receive the number and class of shares Optionee would have received had Optionee been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock in the Company. Subject to any required action by its shareholders, if the Company shall be a surviving entity in any reorganization, merger or consolidation, this Option shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of Common Stock in the Company subject to this Option would have been entitled. Adjustments under this paragraph shall be made by the Board of Directors whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.

8. Method of Exercising Option.

Subject to the terms and conditions of this Nonqualified Common Stock Option Agreement, this Option may be exercised by written notice to the Company, at its principal office in the State of California, which presently is located at 40 Parker, Irvine, California, 92618. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by (i) payment in cash, certified check, bank draft or, subject to the limitations and with the prior approval required under Section 3 above, by certificates for shares of the Common Stock of the Company equal to, at the time of exercise, in the aggregate, the full purchase price of such shares, and (ii) payment in cash, certified check or bank draft of any payroll withholding taxes resulting from the exercise, as determined by the Company. The Company shall deliver a certificate or certificates representing the shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable. The holder of this Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to Optionee. The Optionee hereby certifies that all shares of Common Stock in the Company purchased or to be purchased by Optionee pursuant to the exercise of this Option are being or are to be acquired by Optionee for investment and not with a view to the distribution thereof. In addition, the person exercising the Option shall execute and deliver to the Company with the notice provided for above an investment letter in the form attached hereto as Exhibit A.

9. Repurchase Option.

In the event this Option is terminated pursuant to Section 5 above (the “Termination”), any shares acquired or which may thereafter be acquired pursuant to the exercise of this Option (the “Purchased Shares”) (whether held by Optionee or one or more of Optionee’s transferees) will be subject to repurchase by the Company (or its nominee(s)) pursuant to the terms and conditions set forth in this Section 9 (the “Repurchase Option”).

The purchase price for each Purchased Share will be the “Fair Market Value” (as defined in the Plan) for such share as determined on the date of Termination (the “Repurchase Price”).

The Company’s board of directors (the “Board”) (or its nominee(s)) may elect to purchase all or any portion of the Purchased Shares by delivering written notice (the “Repurchase Notice”) to the holder or holders of the Purchased Shares within ninety (90) days after the Termination (the “Repurchase Period”). The Repurchase Notice will set forth the number of Purchased Shares to be acquired from Optionee, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

The closing of the purchase of the Purchased Shares pursuant to the Repurchase Option shall take place on the date designated by the Company (or its nominee(s)) in the Repurchase Notice, which date shall not be more than one (1) month nor less than five (5) days after the delivery of such notice but in no event after the end of the Repurchase Period (the “Repurchase Date”). The Company will pay for the Purchased Shares to be purchased pursuant to the Repurchase Option in one lump sum payment by delivery of a check or wire transfer on the Repurchase Date in an amount equal to the Repurchase Price. The Company (or its nominee(s)) will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers’ signatures be guaranteed.

The rights provided the Company and its nominee(s) under this Section 9 shall terminate at such time as the Company’s Common Stock becomes publicly traded.

10. No Agreement to Employ.

Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain Optionee for any specific period of time.

11. General.

The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Nonqualified Common Stock Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

12. Information to Optionee.

The Company shall provide Optionee with a copy of the Company’s financial statements annually so long as Optionee continues to hold the Option or the Common Stock issued thereunder.

IN WITNESS WHEREOF, the Company has caused this Nonqualified Common Stock Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.

“Company”	MASIMO CORPORATION,
a Delaware corporation

	By:	/s/ Joe E. Kiani
Joe E. Kiani, CEO

“Optionee”
«Name»

EXHIBIT A

TO NONQUALIFIED OPTION AGREEMENT

Masimo Corporation

Gentlemen:

1. (a) In connection with the acquisition of «Shares_to_be_Granted» shares of the common stock of MASIMO CORPORATION, a Delaware corporation (the “Company”), by the undersigned, the undersigned represents that the shares which the undersigned is acquiring are being acquired for investment and not with a view to the sale or distribution of any part thereof, and that the undersigned has no present intent of selling or otherwise distributing the same.

You have advised the undersigned that the shares have not been registered under the Securities Act of 1933, as amended (the “Act”), as the offering of the shares is to be effected pursuant to an exemption from the registration provisions of such Act, and, in this connection, you are relying in part on the representations of the undersigned set forth herein.

Without in any way limiting the representations set forth above, the undersigned further agrees in no event to make any dispositions of all or any part of said shares unless and until (i) the undersigned shall have notified you of the proposed disposition; (ii) the undersigned shall have furnished you with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (iii) such opinion of counsel shall have been concurred in by the Company’s counsel and the Company shall have advised you of such concurrence.

(b) The undersigned acknowledges receipt of all information as the undersigned deems necessary and appropriate to enable the undersigned to evaluate the financial risk inherent in acquiring said shares and acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company’s financial status, in response to all inquiries in respect thereof.

2. The undersigned understands and agrees that the certificate evidencing said shares will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

3. (a) The undersigned recognizes that said shares are unregistered and must by held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available, and further recognizes that you are under no obligation to register said shares or to comply with any exemption from such registration.

(b) The undersigned understands that Rule 144 under the Act does not presently apply and may never apply to the Company’s securities because the Company does not now, and may never, file reports required by the Securities Exchange Act of 1934, as amended (“Exchange Act”), and has not made, and may never make, publicly available the information required by Rule 15c2-11 of the Exchange Act. Furthermore, if Rule 144 were available, the undersigned understands that sales of securities made in reliance thereof could be made only in certain limited amounts, after certain holding periods and only when there was available specified current public information, all in accordance with the terms and conditions of said Rule. The undersigned understands that, in the case of securities to which said Rule is not applicable; compliance with some other exemption under the Act will be required.

Dated:	By:
«Name»

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) made as of this      day of                     ,         , between MASIMO CORPORATION, a Delaware corporation (hereinafter referred to as the “Company”) and                      (“Offeree”), is made with reference to the following fact:

R E C I T A L S:

A. Offeree is a valued and key employee, consultant or director of the Company.

B. The Company desires to grant to the Offeree a right to purchase certain shares of Common Stock of the Company (hereinafter called “Shares”), as hereinafter provided, to carry out the purpose of the 2004 Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan (the “Plan”).

C. Offeree desires to accept the right to purchase the Shares by execution of this Agreement and making payment of the full purchase price to the Company as provided herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

All capitalized terms not otherwise defined in this Agreement shall have the meaning assigned to them in the Plan.

1. Purchase of Shares.

The Company hereby grants to the Offeree the right to purchase all or any part of an aggregate of                      Shares on the terms and conditions herein set forth. By execution of this Agreement and making payment of the full purchase price to the Company as provided herein, Offeree hereby accepts the right to purchase the Shares.

2. Purchase Price; Payment of Purchase Price.

The Purchase Price of the Shares shall be $             per share. Payment of the Purchase Price upon acceptance of a right to purchase the Shares may be made by Offeree within ten (10) days of the date hereof, in the discretion of the Administrator by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree’s promissory note in a form and on terms, including security arrangements, acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

3. Vesting of Shares.

Twenty percent (20%) of the Shares shall vest each year over a five-year period. The vesting of the Shares shall commence on the date such Shares are purchased hereunder and all rights to purchase shares hereunder shall cease at 11:59 p.m. on the day before                     ,         , [Note: no more than 5 years] subject to earlier termination as provided herein. Except as may otherwise be provided in this Agreement, the Shares granted hereunder shall vest as follows:

On or After	Number of Shares:
«Vesting» , 2005	«Share5» shares
«Vesting» , 2006; an additional	«Share5» shares
«Vesting» , 2007; an additional	«Share5» shares
«Vesting» , 2008; an additional	«Share5» shares
«Vesting» , 2009; an additional	«Share5» shares

In the event of a Change of Control (as defined herein) of the Company, the time period related to vesting shall automatically accelerate prior to the consummation of such Change of Control such that fifty percent (50%) of all outstanding and unvested Shares shall be vested. Notwithstanding the definition of “Change in Control” in the Plan, for purposes of this Agreement the Administrator deems a “Change in Control” shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than eighty percent (80%) of the combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in aggregate, securities possessing twenty percent (20%) or more of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than eighty percent (80%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger.

4. Securities Law Compliance.

(a) Restricted Securities. The Shares have not been registered under the 1933 Act and are being issued to Offeree in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan or by Section 4(2) of the 1933 Act. Offeree hereby confirms that Offeree has been informed that the Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Offeree hereby acknowledges that Offeree is prepared to hold the Shares for an indefinite period and that Offeree is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Shares from the registration requirements of the 1933 Act.

(b) Restrictive Legends. The stock certificates for the Shares shall be endorsed with one or more of the following restrictive legends:

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a ‘no action’ letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain repurchase rights granted to the Company and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of the Restricted Stock Purchase Agreement.”

5. Nontransferability.

The Shares shall not be transferable by Offeree or Offeree’s successors otherwise than by will or the laws of descent and distribution, and the Shares may be purchased, during the lifetime of the Offeree, only by Offeree. More particularly (but without limiting the generality of the foregoing), the Shares may not be assigned, transferred (by the Offeree or Offeree’s successors), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Shares contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Shares, shall be null and void and without effect.

6. Repurchase Rights.

(a) Grant. The Company is hereby granted the right (a “Repurchase Right”), exercisable at any time during the ninety (90)-day period following the date Offeree ceases for any reason to remain in service, to repurchase at the Fair Market Value all or (at the discretion of the Company and with the consent of Offeree) any Shares in which have vested in accordance with the vesting schedule. Unvested Shares may be purchased by the Company at the original Purchase Price. Such Repurchase Right shall be exercisable by written notice delivered to Offeree prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the expiration of the ninety (90)-day exercise period.

(b) Additional Grant. In the event of a Change in Control, the Company shall have the right to repurchase (also a “Repurchase Right”) at the Purchase Price all, or (at the discretion of the Company and with the consent of Offeree) any portion of the unvested Shares (unless such shares would become vested at the closing of the Change of Control event). Such Repurchase Right shall be exercisable by written notice delivered to Offeree at any time at or prior to the Change of Control and the closing of such repurchase shall occur immediately prior to, and contingent upon, the closing of the Change of Control event.

(c) Delivery and Payment. The certificates representing the Shares to be repurchased, together with an assignment separate from certificate attached hereto as Exhibit A. shall be delivered to the Company on or before the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Company shall pay to Offeree, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount as set forth in Section 6(a) hereof.

(d) Termination of the Repurchase Right. A Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised under this Section 6.

7. Section 83(b) Election.

Offeree understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the excess of the fair market value of the Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price for such Shares will be reportable as ordinary income on such lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Company to repurchase the unvested Shares pursuant to the Repurchase Right provided under Section 6 of this Agreement. Offeree understands that he or she may elect under Section 83(b) of the Code to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit B hereto. Offeree understands that failure to make this filing within the thirty (30)-day period will result in the recognition of ordinary income by Offeree as the forfeiture restrictions lapse.

8. General Provisions.

(a) Assignment. The Company may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Company. If the assignee of the Repurchase Right is other than (i) a wholly owned subsidiary of the Company or (ii) the parent corporation owning one hundred percent (100%) of the Company’s outstanding capital stock, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the Fair Market Value of the Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Shares.

(b) No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Offeree any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Offeree) or of Offeree, which rights are hereby expressly reserved by each, to terminate Offeree’s Service at any time for any reason, with or without cause.

(c) Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

(d) No Waiver. The failure of the Company in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Offeree. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

(e) Cancellation of Shares. If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

(f) Offeree Undertaking. Offeree hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Offeree or the Shares pursuant to the provisions of this Agreement.

(g) Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to that State’s conflict-of-laws rules.

(i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(j) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Offeree, Offeree’s permitted assigns and the legal representatives, heirs and legatees of Offeree’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Offeree has hereunto set his hand, all as of the day and year first above written.

“Company”	MASIMO CORPORATION, a Delaware
corporation

By:
Joe E. Kiani, CEO

	Address:	2852 Kelvin Avenue
Irvine, CA 92614

“Offeree”
«Name»

Address:

SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of Offeree has read and hereby approves the foregoing Restricted Stock Purchase Agreement. In consideration of the Company’s granting Offeree the right to acquire the Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Company (or its assigns) to purchase any Shares at the time of his or her cessation of service.

OFFEREE’S SPOUSE

Address:

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                              hereby sell(s), assign(s) and transfer(s) unto Masimo Corporation (the “Company”),                      shares of Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No.              herewith and do(es) hereby irrevocably constitute and appoint                      as attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:

Signature:

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Repurchase Right without requiring additional signatures on the part of Offeree.

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EXHIBIT B

SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:

Address:

Taxpayer Identification. No.:

(2)	The property with respect to which the election is being made is shares of the common stock of Masimo Corporation.

(3)	The property was issued on , 2004.

(4)	The taxable year in which the election is being made is the calendar year 2004.

(5)	The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the fair market value if for any reason taxpayer’s employment with the issuer is terminated.

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

(7)	The amount paid for such property is $ per share.

(8)	A copy of this statement was furnished to the issuer for whom taxpayer rendered the service underlying the transfer of property.

(9)	This statement is executed as of: .

Spouse (if any)	Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his Federal income tax returns. The filing must be made within 30 days after the execution date of the Restricted Stock Purchase Agreement.

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